Supplement to

Calvert Income Funds Prospectus

Class A, B, C, O and Y

dated January 31, 2011

Calvert Income Funds Prospectus

Class I (Institutional)

dated January 31, 2011

Date of Supplement: May 13, 2011

At the close of business on April 29, 2011, Calvert Short-Term Government Fund merged into Calvert Government Fund.  Accordingly, please delete from the Prospectus all references and information regarding Calvert Short-Term Government Fund.